UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2025

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on February 5, 2025, Mr. James H. Forson, one of Invesco Commercial Real Estate Finance Trust, Inc.’s (the “Company”) independent directors, notified the Company’s Board of Directors (“Board”) of his retirement from the Board, due to his outside duties and obligations, effective June 30, 2025.

On June 25, 2025, the Board appointed Ms. Julie Arrowsmith to serve as a director of the Company, effective as of July 1, 2025, to fill the vacancy created by Mr. Forson’s departure, for the term ending at the 2026 annual meeting of stockholders. The Board also appointed Ms. Arrowsmith as a member of the audit committee of the Board, effective concurrently with the commencement of her Board service. Ms. Arrowsmith, age 56, is an accomplished executive and board member with over 25 years of leadership experience in accounting, finance and corporate strategy in the real estate and hospitality sectors. Ms. Arrowsmith served as the chief executive officer for two years at G6 Hospitality LLC, the owner, operator and franchisor of the Motel 6 and Studio 6 brands, until it was sold in December 2024. Prior to her CEO role, Ms. Arrowsmith served as the chief financial officer of G6 Hospitality LLC from October 2012 to January 2023, after having served in senior finance and accounting roles at Accor North America from 1995-2012. Prior to that, Ms. Arrowsmith held various audit roles with Deloitte from 1990 to 1995. Ms. Arrowsmith has served on the board of the University of North Texas College of Merchandising, Hospitality and Tourism since 2022. Ms. Arrowsmith earned a B.S. in Accounting from Texas A&M University, earned her certification in public accountancy in Texas, and is a member of the National Association of Corporate Directors. Ms. Arrowsmith brings an extensive background in accounting, financial reporting and corporate governance and qualifies as an audit committee financial expert, as such term is defined by applicable SEC rules and regulations.

Ms. Arrowsmith will receive the same compensation from the Company as the other non-employee/independent members of the Board. There are no family relationships between Ms. Arrowsmith and any of the Company’s directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Ms. Arrowsmith reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Tina Carew
Tina Carew
Deputy General Counsel and Secretary

Date: July 1, 2025